Common Stock	12 Months Ended
Dec. 31, 2022
Statement [Line Items]
Common Stock
6. Common Stock
The Company has a shelf registration statement on Form
S-3
(the “Shelf”) on file with the SEC, which covers the offering, issuance and sale of up to an aggregate of $250.0 million of common stock, preferred stock, debt securities, warrants and/or units of any combination thereof. The Company also entered into a sales agreement, as amended, with Cowen and Company, LLC, as sales agent to provide for the issuance and sale by the Company of up to $50.0 million of common stock from time to time in
“at-the-market”
offerings under the Shelf (the “ATM Program”). The Shelf was declared effective by the SEC on August 12, 2022.
During the year ended December 31, 2022, the Company sold 1,644,200 shares of its common stock under the ATM Program at a weighted average price per share of $1.82 resulting in net proceeds of $2.8 million after commissions and offering costs. As of December 31, 2022, $247.0 million remained available under the Shelf, including up to $47.0 million available for sale under the ATM Program.
In May 2021, the Company issued and sold 9,599,998 shares of its common stock in a private placement at a purchase price of $9.00 per share, resulting in net proceeds of $86.1 million, after deducting offering expenses. In connection with the private placement, the Company filed a resale registration statement with the SEC in June 2021 to register the resale of these shares by the purchasers in the private placement.
Each share of common stock entitles the holder to one vote on all matters submitted to a vote of the Company’s stockholders. Common stockholders are not entitled to receive dividends unless declared by the board of directors.